UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 4, 2010

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(702) 384-2425

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.	1 of 3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2010, Gregory S. Gronau, President and Chief Executive Officer of Gaming Partners International Corporation (the "Company"), was appointed interim Chief Financial Officer of the Company and will assume the responsibilities of its principal financial officer.  Mr. Gronau will work with the Company's finance and accounting staff and oversee the Company's financial operations until a new Chief Financial Officer is hired.  The Company is concluding its search for a new Chief Financial Officer and expects to make an announcement in the near future.  To the extent required by Item 5.02(c) of Form 8-K, the information regarding Mr. Gronau included in the Company's Definitive Proxy Statement on Schedule 14A for the 2010 Annual Meeting of Stockholders (as filed with the Securities and Exchange Commission on April 6, 2010), is incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.

2 of 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaming Partners International Corporation
(Registrant)

Date: August 10, 2010
	By:	/s/ Gregory S. Gronau
Gregory S. Gronau
	Its:	President, Chief Executive Officer and Interim Chief Financial Officer

3 of 3